_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  February 27, 1997


          CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 27, 1997, providing for the issuance of the CWABS, INC. Asset-Backed Certificates, Series 1997-1).


                           CWABS, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


          Delaware               333-11095          95-4596514
----------------------------   ------------     -----------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)




       155 North Lake Avenue
       Pasadena, California                          91101
     ------------------------                     ----------
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (818) 584-2212
                                                   ----- --------

_________________________________________________________________


Item 5.   Other Events.
----      ------------

Filing of Certain Materials
---------------------------

     Pursuant to Rule 411(c) of Regulation C under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing an



Opinion re Tax Matters with the Securities and Exchange Commission (the "Commission") relating to its Asset-Backed Certificates, Series 1997-1.

     The Filed Opinion is filed as Exhibit 8.1.



Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     8.1  Opinion of Brown & Wood LLP re Tax Matters.


-------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated February 21, 1997 and prospectus supplement dated February 24, 1997, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 1997-1.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CWABS, INC.



                              By: /s/ David Walker
                                  ---------------------------------
                                  David Walker
                                  Vice President




Dated:  February 27, 1997


                                Exhibit Index
                               -------------


Exhibit                                                                  Page
-------                                                                ----

8.1       Opinion of Brown & Wood LLP re Tax matters                        6


                                 Exhibit 8.1
                                -----------

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                          Telephone: (212) 839-5300
                          Facsimile: (212) 839-5599


                                        February 27, 1997



Prudential Securities Incorporated
One New York Plaza
New York, New York 10292

Countrywide Securities Corporation
155 North Lake Avenue
Pasadena, California 91101



          Re:  CWABS, Inc.
               Asset-Backed Certificates, Series 1997-1
               ----------------------------------------


Ladies and Gentlemen:

     We have acted as special counsel for CWABS, Inc., a Delaware corporation (the "Company"), in connection with the issuance of the CWABS, Inc. Asset-Backed Certificates of the above-referenced Series (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates are referred to herein as the "Public Certificates".

     The Certificates will represent the entire beneficial ownership interest in a trust fund (the "Trust Fund") to be created pursuant to a Pooling and Servicing Agreement dated as of February 27, 1997 (the "Pooling and Servicing Agreement") among the Company, as depositor, Countrywide Home Loans, Inc., as seller and master servicer ("CHL"), and The Bank of New York, as trustee (the "Trustee"). The assets of the Trust Fund will consist primarily of a pool of conventional sub-prime and prime mortgage loans (the "Mortgage Loans") secured by first or second liens on one- to four-family residential properties. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

     In arriving at the opinions expressed below, we have examined such documents and records as we have deemed appropriate, including the following:

          Signed copy of the Registration Statement on Form S-3 (File No. 333-11095) filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), on August 29, 1996, together with each amendment thereto (such registration statement, as amended and as declared effective by the Commission on November 13, 1996, is referred to herein as the "Registration Statement").

          The  Prospectus   dated  February  21,   1997  (the  "Basic
     Prospectus"), as supplemented by the Prospectus Supplement relating to the Public Certificates, dated February 24, 1997 (the "Prospectus Supplement"), in the form to be filed with the Commission pursuant to Rule 424(b) under the 1933 Act (the Basic Prospectus, as supplemented by the Prospectus Supplement, the "Prospectus").

          Signed copy of the Pooling and Servicing Agreement.

          A specimen Certificate of each Class of Certificates.

     In addition, we have made such investigations of such matters of law as we deemed appropriate as a basis for the opinions expressed below. Further, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals.

     As to any facts material to the following opinions which we did not independently establish or verify, we have relied upon statements and representations of the responsible officers and other representatives of the Company and of public officials and agencies. We have, for purposes of rendering the opinions, also relied on certain factual, numerical and statistical information which is based on the assumptions used in pricing the Public Certificates.

     Assuming compliance with the pertinent provisions of the Pooling and Servicing Agreement, as of the Closing Date the Trust Fund will qualify as a "real estate mortgage investment conduit" ("REMIC") as defined in the Internal Revenue Code of 1986, as amended (the "Code"). The Public Certificates will constitute "regular interests" in the REMIC, and the Class R Certificates will constitute a single class of "residual interests" in the REMIC.

     The opinions set forth herein are based upon the existing provisions of the Code and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law, any of which could be changed at any time. Any such changes may be retroactive in application and could modify the legal conclusions upon which
such  opinions are  based.   The  opinions expressed  herein  are limited  as
described above, and we do not express an opinion on any other legal or income tax aspect of the transactions contemplated by the documents relating to the transaction.

     In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal income tax laws of the United States. This opinion will not be updated for subsequent changes or modifications to the law and regulations or to the judicial and administrative interpretations thereof, unless we are specifically engaged to do so. This opinion is rendered only to those to whom it is addressed and may not be relied on in connection with any transactions other than the transactions contemplated herein. The opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                   Very truly yours,